Exhibit 23.1
CONSENT OF GUMBINER SAVETT INC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
ARTISTdirect, Inc. and Subsidiaries:
     We hereby consent to the use in this Registration Statement on Form SB-2 (Registration No. 333-___) of our report dated March 1, 2005 with respect to the consolidated balance sheets of ARTISTdirect, Inc. and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of operations, comprehensive loss, stockholders’ equity (deficiency) and cash flows for each of the years then ended which report appears in the Prospectus, which is a part of this Registration Statement.
     We also consent to the reference to us under the caption “Experts” in such Prospectus.

/s/ Gumbiner Savett Inc.
GUMBINER SAVETT INC.

Santa Monica, California
November 9, 2005

CONSENT OF GUMBINER SAVETT INC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Members
ARTISTdirect Records, LLC:
     We hereby consent to the use in this Registration Statement on Form SB-2 (Registration No. 333-___) of our report dated April 6, 2004, except for Note 14 which is March 1, 2005, with respect to the balance sheet of ARTISTdirect Records, LLC as of December 31, 2003, and the related statements of operations, members’ deficit and cash flows for the year then ended, which report appears in the Prospectus, which is a part of this Registration Statement.
     We also consent to the reference to us under the caption “Experts” in such Prospectus.

/s/ Gumbiner Savett Inc.
GUMBINER SAVETT INC.

Santa Monica, California
November 9, 2005

CONSENT OF GUMBINER SAVETT INC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
ARTISTdirect, Inc.
     We hereby consent to the use in this Registration Statement on Form SB-2 (Registration No. 333-___) of our report dated September 6, 2005 with respect to the balance sheets of MediaDefender, Inc. as of December 31, 2004 and 2003, and the related statements of income, stockholders’ equity and cash flows for each of the years then ended which report appears in the Prospectus, which is a part of this Registration Statement.
     We also consent to the reference to us under the caption “Experts” in such Prospectus.

/s/ Gumbiner Savett Inc.
GUMBINER SAVETT INC.

Santa Monica, California
November 9, 2005